UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 1, 2006

Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13647 (Commission File Number)	73-1356520 (I.R.S. Employer Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Increase in Conduit Facility

On February 1, 2006, Rental Car Finance Corp., a special purpose financing subsidiary of Dollar Thrifty Automotive Group, Inc. (the “Company”), a Delaware corporation, increased its existing asset backed Variable Funding Note Purchase Facility (the “Conduit”) with Dresdner Bank AG, The Bank of Nova Scotia, Deutsche Bank, AG, New York, ABN AMRO Bank N.V., JPMorgan Chase Bank, National Association, and BNP Paribas, New York Branch from $375 million to $525 million for its remaining term to expire March 28, 2006.

The foregoing description of the increase in the Conduit is qualified in its entirety by reference to the documents attached hereto as Exhibit 4.144 through Exhibit 4.145 and are incorporated herein by reference.

Amendment to the Retirement Savings Plan

On February 1, 2006, the Human Resources and Compensation Committee of the Board of Directors (the “Compensation Committee”) of the Company approved a consent to action to amend and restate in its entirety Appendix C to the Adoption Agreement of the Dollar Thrifty Automotive Group, Inc. Retirement Savings Plan (the “401(k) Plan”) to no longer offer the Company’s common stock fund as an investment option under the 401(k) Plan for future contributions or transfers.

The foregoing description of the amendment to the 401(k) Plan is qualified in its entirety by reference to the consent to action attached hereto as Exhibit 10.97 and is incorporated herein by reference.

Amendment to the Amended and Restated Long-Term Incentive Plan and Director Equity Plan

On February 1, 2006, the Compensation Committee of the Company approved the first amendment to the Amended and Restated Long-Term Incentive Plan and Director Equity Plan (the “Amended and Restated Plan”) to amend the definition of “Detrimental Activity” contained in the Amended and Restated Plan.

The foregoing description of the Amended and Restated Plan is qualified in its entirety by reference to the first amendment to the Amended and Restated Plan attached hereto as Exhibit 10.98 and is incorporated herein by reference.

2006 Incentive Compensation Plan

On February 1, 2006, the Compensation Committee of the Company approved the 2006 Incentive Compensation Plan (the “Incentive Compensation Plan”). The Incentive Compensation Plan continues the Company’s value-sharing concept and provides for a fixed percentage of the profit (the “Incentive Pool”) to be shared with employees if results equal or exceed a threshold level of profit margin performance. The Incentive Pool created by the sharing percentage is allocated to participants based on individual target award levels. These target award levels differ by participant and by the responsibilities of the positions held by each participant. The following table details the target awards of the named executive officers of the Company:

Named Executive Officer	Title	Target Award (as a Percentage of Base Salary)

Gary L. Paxton	President and Chief Executive Officer	100%
Steven B. Hildebrand	Senior Executive Vice President and Chief Financial Officer	75%
Donald M. Himelfarb	Senior Executive Vice President and Chief Administrative Officer	75%
R. Scott Anderson	Senior Executive Vice President	70%
John J. Foley	Senior Executive Vice President	70%

Generally, the executive class awards are weighted so that 80% of the pool is awarded based on the formula (i.e., a specified percentage of base salary) and 20% of the pool is awarded based on individual performance. Upon achievement of the specified target, management will recommend to the Compensation Committee individual participant awards for approval. It is anticipated that if the target is attained, the payout under the Incentive Compensation Plan would occur in February 2007.

The Incentive Compensation Plan also includes a mechanism for recovery of awards where a participant engages in “Detrimental Activity”.

The foregoing description of the Incentive Compensation Plan is qualified in its entirety by reference to the Incentive Compensation Plan attached hereto as Exhibit 10.99 and is incorporated herein by reference.

Performance Shares Grant Agreements

On February 1, 2006, the Company approved performance share grants for the three-year performance period from January 1, 2006 to December 31, 2008 (the “Performance Agreement”) for certain officers, including each of the named executive officers of the Company, namely, Gary L. Paxton, Donald M. Himelfarb, Steven B. Hildebrand, R. Scott Anderson and John J. Foley. The Performance Agreement specifies the Company must attain certain metrics for the officers to be awarded the performance shares. The metrics are based on specified airport market share growth of the Company’s two brands, Dollar and Thrifty, the Company’s total shareholder return compared to companies listed in the Russell 2000 Index and customer service.

The foregoing description of the Performance Agreement is qualified in its entirety by reference to the form of Performance Shares Grant Agreement attached hereto as Exhibit 10.100 and is incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Information responsive to this Item is incorporated by reference from the responses made in Item 1.01 under the caption “Increase in Conduit Facility”.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
FISCAL YEAR

On February 2, 2006, the Board of Directors of the Company adopted an amendment to the Amended and Restated Bylaws (the “Amendment”). The Amendment clarifies and updates certain provisions in the Amended and Restated Bylaws.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 3.2 and is incorporated herein by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

3.2	Amendment to Amended and Restated Bylaws of Dollar Thrifty Automotive Group, Inc., adopted effective as of February 2, 2006

4.144

Amendment No. 9 to Note Purchase Agreement dated as of February 1, 2006 among Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc., the Conduit Purchasers parties thereto, the Committed Purchasers parties thereto, the Managing Agents parties thereto, and Dresdner Kleinwort Wasserstein Securities LLC

4.145

Amendment No. 12 to Series 2000-1 Supplement dated as of February 1, 2006 among Rental Car Finance Corp., DTG Operations, Inc., Dollar Thrifty Automotive Group, Inc., Deutsche Bank Trust Company Americas, Credit Suisse, ABN AMRO Bank N.V., The Bank of Nova Scotia, Dresdner Bank AG, JPMorgan Chase Bank, National Association and BNP Paribas, New York Branch

10.97

Unanimous Consent to Action of the Human Resources and Compensation Committee of the Board of Directors of Dollar Thrifty Automotive Group, Inc. Taken in Lieu of Special Meeting effective February 1, 2006 regarding the amendment and restatement of Appendix C to the Dollar Thrifty Automotive Group, Inc. Retirement Savings Plan, with Appendix C attached

10.98	First Amendment to Amended and Restated Long-Term Incentive Plan and Director Equity Plan effective as of February 1, 2006

10.99	Dollar Thrifty Automotive Group, Inc. 2006 Incentive Compensation Plan

10.100	Form of Performance Shares Grant Agreement between Dollar Thrifty Automotive Group, Inc. and the applicable employee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

February 7, 2006	By:	/s/ STEVEN B. HILDEBRAND
Steven B. Hildebrand
Senior Executive Vice President, Chief Financial
Officer, Principal Financial Officer and Principal
Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.2	Amendment to Amended and Restated Bylaws of Dollar Thrifty Automotive Group, Inc., adopted effective as of February 2, 2006

4.144

Amendment No. 9 to Note Purchase Agreement dated as of February 1, 2006 among Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc., the Conduit Purchasers parties thereto, the Committed Purchasers parties thereto, the Managing Agents parties thereto, and Dresdner Kleinwort Wasserstein Securities LLC

4.145

Amendment No. 12 to Series 2000-1 Supplement dated as of February 1, 2006 among Rental Car Finance Corp., DTG Operations, Inc., Dollar Thrifty Automotive Group, Inc., Deutsche Bank Trust Company Americas, Credit Suisse, ABN AMRO Bank N.V., The Bank of Nova Scotia, Dresdner Bank AG, JPMorgan Chase Bank, National Association and BNP Paribas, New York Branch

10.97

Unanimous Consent to Action of the Human Resources and Compensation Committee of the Board of Directors of Dollar Thrifty Automotive Group, Inc. Taken in Lieu of Special Meeting effective February 1, 2006 regarding the amendment and restatement of Appendix C to the Dollar Thrifty Automotive Group, Inc. Retirement Savings Plan, with Appendix C attached

10.98	First Amendment to Amended and Restated Long-Term Incentive Plan and Director Equity Plan effective as of February 1, 2006

10.99	Dollar Thrifty Automotive Group, Inc. 2006 Incentive Compensation Plan

10.100	Form of Performance Shares Grant Agreement between Dollar Thrifty Automotive Group, Inc. and the applicable employee